CMFG Life Insurance Company

Power of Attorney

Michael F. Anderson
Director

KNOW ALL MEN BY THESE PRESENT, that I, Michael F. Anderson, Director of CMFG Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Tim Kovac or Ross D. Hansen, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:

CMFG Variable Life Insurance Account
1940 Act File No. 811-03915

Product Name	1933 Act File Number
MEMBERS Variable Universal Life	333-148419
MEMBERS Variable Universal Life II	333-148420
Ultra-Vers–ALL LIFE	333-148424

CMFG Variable Annuity Account
1940 Act File No. 811-08260

Product Name	1933 Act File Number
MEMBERS Variable Annuity	333-148421
MEMBERS Variable Annuity II	333-148423
MEMBERS Variable Annuity III	333-148426
MEMBERS Choice Variable Annuity	333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, this 18 day of April, 2019.

/s/Michael F. Anderson

Michael F. Anderson

CMFG Life Insurance Company

Power of Attorney

David G. Brown
Director

KNOW ALL MEN BY THESE PRESENT, that I, David G. Brown, Director of CMFG Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Tim Kovac or Ross D. Hansen, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:

CMFG Variable Life Insurance Account
1940 Act File No. 811-03915

Product Name	1933 Act File Number
MEMBERS Variable Universal Life	333-148419
MEMBERS Variable Universal Life II	333-148420
Ultra-Vers–ALL LIFE	333-148424

CMFG Variable Annuity Account
1940 Act File No. 811-08260

Product Name	1933 Act File Number
MEMBERS Variable Annuity	333-148421
MEMBERS Variable Annuity II	333-148423
MEMBERS Variable Annuity III	333-148426
MEMBERS Choice Variable Annuity	333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, this 18 day of April, 2019.

/s/David G. Brown

David G. Brown

CMFG Life Insurance Company

Power of Attorney

Thomas J. Merfeld
Director

KNOW ALL MEN BY THESE PRESENT, that I, Thomas J. Merfeld, Director of CMFG Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Tim Kovac or Ross D. Hansen, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:

CMFG Variable Life Insurance Account
1940 Act File No. 811-03915

Product Name	1933 Act File Number
MEMBERS Variable Universal Life	333-148419
MEMBERS Variable Universal Life II	333-148420
Ultra-Vers–ALL LIFE	333-148424

CMFG Variable Annuity Account
1940 Act File No. 811-08260

Product Name	1933 Act File Number
MEMBERS Variable Annuity	333-148421
MEMBERS Variable Annuity II	333-148423
MEMBERS Variable Annuity III	333-148426
MEMBERS Choice Variable Annuity	333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, this 18 day of April, 2019.

/s/Thomas J. Merfeld

Thomas J. Merfeld

CMFG Life Insurance Company

Power of Attorney

David Sweitzer
Director

KNOW ALL MEN BY THESE PRESENT, that I, David Sweitzer, Director of CMFG Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Tim Kovac or Ross D. Hansen, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:

CMFG Variable Life Insurance Account
1940 Act File No. 811-03915

Product Name	1933 Act File Number
MEMBERS Variable Universal Life	333-148419
MEMBERS Variable Universal Life II	333-148420
Ultra-Vers–ALL LIFE	333-148424

CMFG Variable Annuity Account
1940 Act File No. 811-08260

Product Name	1933 Act File Number
MEMBERS Variable Annuity	333-148421
MEMBERS Variable Annuity II	333-148423
MEMBERS Variable Annuity III	333-148426
MEMBERS Choice Variable Annuity	333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, this 18 day of April, 2019.

/s/David Sweitzer

David Sweitzer

CMFG Life Insurance Company

Power of Attorney

Robert N. Trunzo
Director

KNOW ALL MEN BY THESE PRESENT, that I, Robert N. Trunzo, Director of CMFG Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Tim Kovac or Ross D. Hansen, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:

CMFG Variable Life Insurance Account
1940 Act File No. 811-03915

Product Name	1933 Act File Number
MEMBERS Variable Universal Life	333-148419
MEMBERS Variable Universal Life II	333-148420
Ultra-Vers–ALL LIFE	333-148424

CMFG Variable Annuity Account
1940 Act File No. 811-08260

Product Name	1933 Act File Number
MEMBERS Variable Annuity	333-148421
MEMBERS Variable Annuity II	333-148423
MEMBERS Variable Annuity III	333-148426
MEMBERS Choice Variable Annuity	333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, this 18 day of April, 2019.

/s/Robert N. Trunzo

Robert N. Trunzo